SUPPLEMENT TO THE PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO FIXED INCOME FUNDS
For the Wells Fargo Global Investment Grade Credit Fund (the “Fund”)

Effective at the close of business on March 1, 2019, the Fund is closed to new investors.

March 1, 2019	IF6R039/P1007SP